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        Supplement Dated June 1, 1999 to Prospectus dated May 1, 1999 for Pacific Innovations Variable Annuity
            Issued by Pacific Life Insurance Company  ("Prospectus")



This supplement amends your Prospectus as follows:

For Contracts issued on June 1, 1999 or later, we will allocate any Purchase Payments we receive in accordance with your application or most recent instructions regardless of where you reside. We will no longer require that we hold your initial Purchase Payments in the Money Market Investment Option until your free look transfer date if your Contract is delivered in a state that requires us to refund premium if you exercise your right to cancel.

We also will waive the restriction on transfers from the Money Market Investment Option before the free look transfer date.

Right to Cancel

You may return your Contract for cancellation and a full refund during your Right to Cancel period. Your Right to Cancel period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract charges to pay for premium taxes and/or other taxes. Thus, a Contract Owner who returns a Contract within the Right to Cancel period bears only the investment risk attributable to Purchase Payments. If you are an Eligible Person and we credit additional amounts to your Contract as described in CHARGES, FEES, AND DEDUCTIONS - Waivers and Reduced Charges, if you return your Contract during the Right to Cancel period you will not receive any amounts that we add as a credit or any gains or losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, you will receive the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Right to Cancel period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts.

Some states' laws and IRA Rules require us to refund your Purchase Payments instead of your Account Value. You may not waive your Right to Cancel.